Series Number: 1
For period ending 06/30/15

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           10,072
                                Institutional Class                                                      350
           2. Dividends for a second class of open-end company shares
                                A Class                                           241
C Class                                           56
                      R Class                                           72

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2491
                                 Institutional Class                                           $0.2638
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2309
C Class                                            $0.1760
R Class                                           $0.2126

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      39,988
                      Institutional Class                                                      1,330
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,088
                                C Class                                            293
R Class                                            358

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.21
                      Institutional Class                                           $7.25
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.11
                                C Class                                            $6.91
R Class                                            $7.08

Series Number: 2
For period ending 06/30/15

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           35,777
                                Institutional Class                                                      2,466
           2. Dividends for a second class of open-end company shares
                                A Class                                           4,447
C Class                                           75
                      R Class                                           101

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.7861
                                 Institutional Class                                           $0.8624
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.6905
C Class                                            $0.4042
R Class                                           $0.5952

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      45,012
                      Institutional Class                                                      3,419
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,519
                                C Class                                            223
R Class                                            426

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $36.78
                      Institutional Class                                           $36.82
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $36.74
                                C Class                                            $36.68
R Class                                            $36.77

Series Number: 3
For period ending 06/30/15

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           37,350
                                Institutional Class                                           7,409
                      2. Dividends for a second class of open-end company shares
                      A Class                                                      3,702
C Class                                           59
                                R Class                                                      228
73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.4333
                                 Institutional Class                                           $0.4963
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3545
C Class                                            $0.118
R Class                                           $0.2758

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      94,472
                      Institutional Class                                                      16,263
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,396
                                C Class                                            540
R Class                                            991

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $30.56
                      Institutional Class                                           $30.58
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $30.53
                                C Class                                            $30.29
R Class                                            $30.54

Series Number: 6
For period ending 6/30/15

48)	Investor, A, C & R
First $1 billion 1.009%
Next $5 billion 0.949%
Next $15 billion 0.905%
Next $25 billion 0.858%
Next $50 billion 0.831%
Next $150 billion 0.828%
Over $246 billion 0.827%

Institutional
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           250
                                Institutional Class                                           48
           2. Dividends for a second class of open-end company shares
                      A Class                                           5
C Class                                           -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0098
                                 Institutional Class                                           $0.0163
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0017
C Class                                            -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      33,956
                      Institutional Class                                                      2,870
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           3,546
                                C Class                                            92
R Class                                            393

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.68
                      Institutional Class                                           $13.76
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.39
                                C Class                                            $13.15
R Class                                            $13.19

Series Number: 7
For period ending 06/30/15

48)	Investor, A, C & R
First $1 billion 1.159%
Next $5 billion 1.099%
Next $15 billion 1.055%
Next $25 billion 1.008%
Next $50 billion 0.981%
Next $150 billion 0.978%
Over $246 billion 0.977%

Institutional
First $1 billion 0.959%
Next $5 billion 0.899%
Next $15 billion 0.855%
Next $25 billion 0.808%
Next $50 billion 0.781%
Next $150 billion 0.778%
Over $246 billion 0.777%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           2,672
                                Institutional Class                                           2,014
           2.  Dividends for a second class of open-end company shares
                                A Class                                           490
C Class                                                      -
R Class                                           19

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1050
                                 Institutional Class                                           $0.1436
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0569
C Class                                                      -
R Class                                            $0.0242

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      26,241
                      Institutional Class                                                      19,380
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           9,080
                                C Class                                            2,735
R Class                                            765

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $19.15
                      Institutional Class                                           $19.20
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $19.09
                                C Class                                            $18.41
R Class                                            $18.89

Series Number: 8
For period ending 06/30/15

48)           Investor, A, C & R
First $1 billion 1.519%
Next $5 billion 1.459%
Next $15 billion 1.415%
Next $25 billion 1.368%
Next $50 billion 1.341%
Next $150 billion 1.338%
Over $246 billion 1.337%

Institutional
First $1 billion 1.319%
Next $5 billion 1.259%
Next $15 billion 1.215%
Next $25 billion 1.168%
Next $50 billion 1.141%
Next $150 billion 1.138%
Over $246 billion 1.137%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      5,152
                      Institutional Class                                                      841
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,664
                                C Class                                            628
                      R Class                                            205

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.12
                      Institutional Class                                           $11.30
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.90
                                C Class                                            $10.20
R Class                                            $10.66

Series Number: 11
For period ending 6/30/15

48)            Investor, A, C & R
First $1 billion 1.289%
Next $5 billion 1.229%
Next $15 billion 1.185%
Next $25 billion 1.138%
Next $50 billion 1.111%
Next $150 billion 1.108%
Over $246 billion 1.107%

Institutional
First $1 billion 1.089%
Next $5 billion 1.029%
Next $15 billion 0.985%
Next $25 billion 0.938%
Next $50 billion 0.911%
Next $150 billion 0.908%
Over $246 billion 0.907%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           406
                                Institutional Class                                                      29
                      2.  Dividends for a second class of open-end company shares
                                A Class                                           104
C Class                                           16
                                R Class                                           7

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2790
                                 Institutional Class                                           $0.2966
           2. Dividends for a second class of open-end company shares
                      A Class                                           $0.2569
C Class                                            $0.1907
R Class                                           $0.2348

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,517
                      Institutional Class                                                      182
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           922
                                C Class                                            129
R Class                                            61

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.89
                      Institutional Class                                           $8.90
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.89
                                C Class                                            $8.84
R Class                                            $8.86

Series Number: 14
For period ending 6/30/15

48)           Investor, A, C & R
First $1 billion 1.182%
Next $1 billion 1.130%
Next $3 billion 1.100%
Next $5 billion 1.080%
Next $15 billion 1.067%
Next $25 billion 1.065%
Over $50 billion 1.064%

Institutional
First $1 billion 0.982%
Next $1 billion 0.930%
Next $3 billion 0.900%
Next $5 billion 0.880%
Next $15 billion 0.867%
Next $25 billion 0.865%
Over $50 billion 0.864%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           295
Institutional Class                                           18
2. Dividends for a second class of open-end company shares
                                A Class                                                      56
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0885
                      Institutional Class                                           $0.1287
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0457
C Class                                           -
R Class                                            $0.0198

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,522
                      Institutional Class                                                      115
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           882
                                C Class                                            590
                      R Class                                            11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.54
                      Institutional Class                                           $9.55
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.51
                                C Class                                            $9.28
R Class                                            $9.44

Series Number: 15
For period ending 6/30/15

48)           Investor, A, C & R
First $1 billion 1.439%
Next $5 billion 1.379%
Next $15 billion 1.335%
Next $25 billion 1.288%
Next $50 billion 1.261%
Next $150 billion 1.258%
Over $246 billion 1.257%

Institutional
First $1 billion 1.239%
Next $5 billion 1.179%
Next $15 billion 1.135%
Next $25 billion 1.088%
Next $50 billion 1.061%
Next $150 billion 1.058%
Over $246 billion 1.057%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,233
Institutional Class                                                      26
2. Dividends for a second class of open-end company shares
                                A Class                                                      4
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1063
                                 Institutional Class                                           $0.1345
                      2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0711
C Class                                           -
R Class                                           $0.0358

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      11,806
                      Institutional Class                                                      134
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           58
                                C Class                                            54
R Class                                            1

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.85
                      Institutional Class                                           $13.85
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.84
                                C Class                                            $13.69
R Class                                            $13.83

Series Number: 17
For period ending 6/30/15

48)	Investor, A, C & R
First $1 billion 1.589%
Next $5 billion 1.529%
Next $15 billion 1.485%
Next $25 billion 1.438%
Next $50 billion 1.411%
Next $150 billion 1.408%
Over $246 billion 1.407%

Institutional
First $1 billion 1.389%
Next $5 billion 1.329%
Next $15 billion 1.285%
Next $25 billion 1.238%
Next $50 billion 1.211%
Next $150 billion 1.208%
Over $246 billion 1.207%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           18
Institutional Class                                            2
2. Dividends for a second class of open-end company shares
                        A Class                                                                 -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0129
Institutional Class                                           $0.0456
           2. Dividends for a second class of open-end company shares
                      A Class                                            -
C Class                                           -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,877
                      Institutional Class                                                      62
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           367
                      C Class                                            81
R Class                                            3

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $16.67
                      Institutional Class                                           $16.69
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $16.59
                                C Class                                            $16.18
R Class                                            $16.48

Series Number: 18
For period ending 6/30/15

48)	Investor, A, C & R
1.520%

Institutional
1.320%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           83
Institutional Class                                           48
2. Dividends for a second class of open-end company shares
                                A Class                                                      42
C Class                                           5
R Class                                           6

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2997
                      Institutional Class                                           $0.3175
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2773
C Class                                           $0.2104
R Class                                            $0.2550

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      323
                      Institutional Class                                                      156
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           158
                      C Class                                            26
R Class                                            26

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.79
                      Institutional Class                                           $8.80
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.77
                                C Class                                            $8.73
R Class                                            $8.76

Series Number: 19
For period ending 6/30/15

48)       Investor
First $1 billion 1.159%
Next $5 billion 1.099%
Next $15 billion 1.055%
Next $25 billion 1.008%
Next $50 billion 0.981%
Next $150 billion 0.978%
Over $150 billion 0.977%

Institutional
First $1 billion 0.959%
Next $5 billion 0.899%
Next $15 billion 0.855%
Next $25 billion 0.808%
Next $50 billion 0.781%
Next $150 billion 0.778%
Over $150 billion 0.777%